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                                                                    Exhibit 32.1

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Covanta Energy Corporation (the "Company") does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 10-K for the period ended December 31, 2003 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2004

                                        /s/ Anthony J. Orlando
                                        -------------------------------------
                                        Anthony J. Orlando
                                        President and Chief Executive Officer